Zeo Strategic Income Fund

Class I	ZEOIX

(a series of Northern Lights Fund Trust)

Supplement dated January 8, 2015
to the Prospectus dated August 28, 2014

______________________________________________________________________

Effective immediately, the following change has been made.

The first sentence in the second paragraph under the section entitled: “Tax Status, Dividends and Distributions” located on page 18 of the Prospectus has been replaced with the following:

The Fund intends to distribute substantially all of its net investment income on a monthly basis and net capital gains annually in December.

__________________________

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information Supplement dated August 28, 2014.  These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-ZEO-FUND.

Please retain this Supplement for future reference.